UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2005

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 29, 2005, the Board of Directors (the “Board”) of Entrust, Inc. (NASDAQ: ENTU) (“Entrust”) took a number of actions relating to compensation of directors and employees. Actions taken by the Board include the following:

Equity Awards. Upon recommendation of the Compensation Committee, the Board approved awards of restricted stock units and stock options to executive officers and other senior leaders of Entrust. These awards, together with the cash bonus awards described below, represent an important element of Entrust’s executive compensation. Each award was made under Entrust’s Amended and Restated 1996 Stock Incentive Plan (the “1996 Plan”) pursuant to an award agreement. Forms of the award agreements are being furnished as Exhibits 10.1 and 10.2 to this Report on Form 8-K and are incorporated herein by reference.

Cash Bonus Awards. Upon recommendation of the Compensation Committee, the Board approved one-time cash bonus awards for executive officers and other employees of Entrust based upon Entrust meeting revenue and profitability targets in the fourth quarter of 2004 and the first quarter of 2005.

Director Compensation. Upon recommendation of the Nominations and Corporate Governance Committee, the Board approved a one-time grant of stock appreciation rights to directors of Entrust that is payable on May 6, 2005. The awards are being made under the 1996 Plan. The Board also approved increases in the retainer and attendance fees to which directors are entitled for meetings subsequent to April 29, 2005. Finally, the Board voted to allow each director to elect, at any time prior to May 6, 2005, to receive additional stock appreciation rights in lieu of cash payment of the retainer and attendance fees to which such director would otherwise be entitled for the period from April 29, 2005 to the 2006 annual meeting of shareholders of Entrust. The form of award agreement for stock appreciation rights granted to directors and a summary of director compensation arrangements (including additional information on the right of each director to receive additional stock appreciation rights in lieu of retainer and attendance fees) are being furnished as Exhibits 10.3 and 10.4 to this Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

10.1	Form of Officer Incentive Stock Option Agreement under 1996 Plan.

10.2	Form of Restricted Stock Unit Award Agreement under 1996 Plan.

10.3	Form of Stock Appreciation Right Agreement under 1996 Plan.

10.4	Summary of Director Compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date: May 5, 2005	By:	/s/ David J. Wagner
David J. Wagner Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Officer Incentive Stock Option Agreement under 1996 Plan.

10.2	Form of Restricted Stock Unit Award Agreement under 1996 Plan.

10.3	Form of Stock Appreciation Right Agreement under 1996 Plan.

10.4	Summary of Director Compensation.